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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                      CREDIT SUISSE EMERGING MARKETS FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Emily Alejos now serves as Co-Portfolio Manager of the fund. Ms. Alejos is joined by Yaroslaw Aranowicz and Annabel Betz (see biographies below), who also serve as Co-Portfolio Managers of the fund. Neil Gregson continues to serve as Associate Portfolio Manager of the fund. Richard Watt no longer serves as the Portfolio Manager of the fund.

CERTAIN MANAGER BIOGRAPHIES

Yaroslaw Aranowicz, Vice President, is a portfolio manager specializing in Latin American equities. He joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for domestic equities and fixed income at John Hancock Financial services in New York. Mr. Aranowicz completed a five-year integrated program in international business relations from Central School of Commerce in Warsaw, and holds an M.B.A. in finance and international business from New York University's Stern School of Business. He is a Chartered Financial Analyst.

Annabel Betz, Vice President, is an analyst specializing in emerging markets economics and strategy. She joined CSAM in 1999 from ING Baring Securities, where she was chief regional economist for Asia ex-Japan based in Hong Kong. While at ING Baring, Ms. Betz and the group she led were named to Institutional Investor's annual All-Asia Research Team for all years in the 1994-1997 period. Previously, she was an analyst on Asian risk issues for Political and Economic Risk Consultancy in Hong Kong, and a project administrator at the Harvard Institute for International Development. Ms. Betz holds an A.B. in government from Harvard College, as well as an M.A. in international economics and Asian studies from the Nitze School of Advanced International Studies at The Johns Hopkins University.

Dated: December 19, 2002                                                 16-1202
                                                                             for
                                                                           WPISF
                                                                           CSEMA
                                                                        2002-037